                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF JANUARY 31, 1996

                                                                     STATE OF
                               NAME                                INCORPORATION
                               ----                                -------------
Nationwide Health Properties Finance Corporation..................   Delaware
MLD Texas Trust...................................................   Delaware